SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: July 29, 2004


                                  PAYGARD, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 NEVADA                       0-29685                 95-4783100
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



              350 South Center Street, Suite 500, Reno, NV 89501
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (775) 284-3700


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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.


ITEM 5.    OTHER EVENTS REGULATION FD DISCLOSURE

               None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

     Gregory James Kennedy, resigned as Director effective immediately.

     Lindsay C.S. Sanford, resigned as Director effective July 19th, 2004

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

               Financial Statements

               None.

          Exhibits


               None.


ITEM 8. CHANGE IN FISCAL YEAR

               None.

ITEM 9. REGULATION FD DISCLOSURE

               None.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               None.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

               None.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 29, 2004                         PAYGARD, INC.


                                                  By: /s/ Gerve Brazier
                                                  ---------------------------
                                                  Gerve Brazier, President